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                                                                   EXHIBIT 10.58


(MERRILL LYNCH LOGO)                                               No. 207-07U28
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                       WCMA(R) NOTE AND LOAN AGREEMENT

WCMA NOTE AND LOAN AGREEMENT ("Loan Agreement") dated as of April 19, 1994, between THE HALLWOOD GROUP INCORPORATED, a corporation organized and existing under the laws of the State of Delaware having its principal office at 3710 Rawlins, Suite 1500, Dallas, TX 75219-4236 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain Working Capital Management Account Agreement No. 207-07U28 ("WCMA Agreement") between Customer and MLBFS' affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLBFS"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of CREDIT}.

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

1. DEFINITIONS

(a) SPECIFIC TERMS. In addition to the terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(i) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(ii) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement which are contemplated hereby or otherwise reasonably required by MLBFS, and relate to this Loan Agreement or evidence the creation, guaranty or collateralization of the Obligations or the granting or perfection of security interests upon any collateral for the Obligations.

(iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iv) "Commitment Expiration Date" shall mean May 31, 1994.

(v) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder: (A) no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS; (B) there shall not have occurred any material adverse change in the business or financial condition of Customer;
(C) all representations and warranties of Customer herein or in any Additional Agreements shall then be true and correct in all material respects; (D) no other event shall then have occurred and be continuing which shall have reasonably caused MLBFS to in good faith believe that the prospect of payment or performance by Customer has been materially impaired; (E) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; and (F) any additional conditions specified in an Approval Letter or Commitment Letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.
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(vi) "Interest Rate" shall mean a fluctuating per annum rate of interest equal to the sum of 3/4% and the Prime Rate. "Prime Rate" shall mean, as of the date of any determination, the interest rate then most recently published in the "Money Rates" section of The Wall Street Journal as the Prime Rate (or if more than one rate is published as the Prime Rate, then the highest of such rates). The Prime Rate will change as of the date of publication in The Wall Street Journal of a Prime Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the Prime Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(vii) "Line Fee" shall mean a fee of $0 due to MLPFS in connection with the WCMA Line of Credit for the period prior to the current Maturity Date.

(viii) "Maturity Date" shall mean April 30, 1995, or such later date as may be consented to in writing by MLPFS.

(ix) "Maximum WCMA Line of Credit" shall mean an amount equal to $6,000,000.00.

(x) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, include all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

(xi) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 207-07U28.

(xii) "WCMA Loan" shall mean each advance made by MLPFS pursuant to this Loan Agreement.

(b) OTHER TERMS. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meaning set forth in the WCMA Agreement.

2. WCMA PROMISSORY NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, the aggregate unpaid principal amount of all WCMA Loans (the "WCMA Loan Balance"); (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the Line Fee and any late charges. Customer hereby waives presentment, demand, protest, notice of protest, notice of dishonor and, except as otherwise expressly set forth herein, all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

3. WCMA LOANS

(a) ACTIVATION DATE. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof.





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(b) WCMA LOANS. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the Maturity Date: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time, and request a re-borrowing of amounts repaid on a revolving basis, provided that the aggregate amount outstanding at any time shall not exceed the Maximum WCMA Line of Credit. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) CONDITIONS OF WCMA LOANS. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of Customers request: (i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (i) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) an event shall have occurred and is continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Event of Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) FORCE MAJEURE. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) INTEREST. The WCMA Loan Balance shall bear interest at the Interest Rate. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding any other provision in this Loan Agreement or any Additional Agreements to the contrary, in no event shall the Interest Rate exceed the highest rate permissible under any applicable law. In the event that any court having jurisdiction determines that MLBFS has received excess interest hereunder, MLBFS will promptly refund such excess interest to Customer without charge or penalty. Except as otherwise provided herein, accrued and unpaid interest on the WCMA Loan Balance shall be payable monthly on the last Business Day of each calendar month, commencing with the last Business Day of the calendar month in which the Activation Date shall occur. Customer hereby irrevocably authorizes and directs MLPF&S to pay MLBFS such accrued interest from any available free credit balances in the WCMA Account, and if such available free credit balances are insufficient to satisfy any interest payment due, to liquidate any investments in the Money Accounts (other than any investments constituting any Minimum Money Accounts Balance) in an amount up to the balance of such accrued interest, and pay to MLBFS the available proceeds on account thereof. If available free credit balances in the WCMA Account and available proceeds of the Money Accounts are insufficient to pay the entire balance of accrued interest, and Customer otherwise fails to make such payment when due, MLBFS may, in its sole discretion, make a WCMA Loan in an amount equal to the balance of such accrued interest and pay the proceeds of such WCMA Loan to itself on account of such interest. The amount of any such WCMA Loan will be added to the WCMA Loan Balance. If MLBFS declines to extend a WCMA Loan to Customer under these circumstances, Customer hereby authorizes and directs MLPF&S to make all such interest payments to MLBFS from any Minimum Money Accounts Balance. If there is no Minimum Money Accounts Balance, or it is insufficient to pay all such interest, MLBFS will invoice Customer for payment of the balance of the accrued interest, and Customer shall pay such interest as directed by MLBFS within 5 Business Days of receipt of such invoice.





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(f) PAYMENTS. All payments required or permitted to be made pursuant to this
Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from the Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) EXCEEDING THE MAXIMUM WCMA LINE OF CREDIT. In the event that the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit, Customer shall within 2 Business Days of the first to occur of (i) any request or demand of MLBFS, or (ii) receipt by Customer of a statement from MLPF&S showing a WCMA Loan Balance in excess of the Maximum WCMA Line of Credit, deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit.

(h) LINE FEE; EXTENSIONS. In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period prior to the current Maturity Date, Customer has paid or shall pay the Line Fee to MLBFS. If such fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause said fee (and any renewal Line Fee) to be paid with a WCMA Loan which is added to the WCMA Loan Balance, or invoice Customer for said fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or extension of the Maturity Date. In the event MLBFS and Customer, in their respective sole discretion, agree to renew the WCMA Line of Credit beyond the current Maturity Date, Customer agrees to pay a renewal Line Fee in the amount then set forth in the writing signed by MLBFS which extends the Maturity Date; it being understood that any request by Customer for a WCMA Loan or failure of Customer to pay any WCMA Loan Balance outstanding on the immediately prior Maturity Date, after the receipt by Customer of a writing signed by MLBFS extending the Maturity Date, shall be deemed a consent by Customer to both the renewal Line Fee and the new Maturity Date. If no renewal Line Fee is set forth in the writing signed by MLBFS extending the Maturity Date, the renewal Line Fee shall be deemed to be the same as the immediately preceding Line Fee.

(i) STATEMENTS. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(j) USE OF LOAN PROCEEDS; SECURITIES TRANSACTIONS. On the Activation Date, a WCMA Loan will be made to pay any indebtedness of Customer to a third party secured by all or any part of the Collateral. The proceeds of each subsequent WCMA Loan shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. CUSTOMER AGREES THAT UNDER NO CIRCUMSTANCES WILL FUNDS BORROWED FROM MLBFS THROUGH THE WCMA LINE OF CREDIT BE USED: (i) FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OF ANY PERSON WHATSOEVER, (ii) TO PURCHASE, CARRY OR TRADE IN SECURITIES, INCLUDING SHARES OF THE MONEY ACCOUNTS, OR (iii) TO REPAY DEBT INCURRED TO PURCHASE, CARRY OR TRADE IN SECURITIES; NOR WILL ANY SUCH FUNDS BE REMITTED, DIRECTLY OR INDIRECTLY, TO MLPF&S OR ANY OTHER BROKER OR DEALER IN SECURITIES, BY WCMA CHECK, CHECK, FTS, WIRE TRANSFER, OR OTHERWISE.





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4. REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) DUE ORGANIZATION, ETC. Customer is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Customer of this Loan Agreement and such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer under, any other agreement, instrument or document to which it is a party or by which it is bound.

(c) NOTICES AND APPROVALS. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) ENFORCEABILITY. This Loan Agreement and such of the Additional Agreements to which it is a party are the legal, valid and binding obligations of Customer, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principals of equity.

(e) FINANCIAL STATEMENTS. Except as expressly set forth in Customer's financial statements, all financial statements of Customer furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) LITIGATION. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Customer, which would, if adversely determined, materially and adversely affect the financial condition of Customer or the continued operations of Customer.


(g) TAX RETURNS. All federal, state and local tax returns, reports and statements required to be filed by Customer have been filed with the appropriate governmental agencies and all taxes due and payable by Customer have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements the financial condition of Customer or the continued operations of Customer.

Each of the foregoing representations and warranties are continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

5. FINANCIAL AND OTHER INFORMATION

Customer covenants and agrees that Customer will furnish or cause to be furnished to MLBFS during the term of this Loan Agreement: (a) within 120 days after the close of each fiscal year of Customer, a copy of the annual audited financial statements of Customer consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by its current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS; (b) within 45 days after the close of each fiscal quarter of Customer: (i) a statement of profit and loss for the fiscal quarter then ended, and (ii) a balance sheet as at the close of such fiscal quarter; all in reasonable detail and certified by its chief financial officer; and (c) such other information as MLBFS may from time to time reasonably request relating to Customer.


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CUSTOMER ACKNOWLEDGES THAT TIMELY RECEIPT OF ALL SUCH INFORMATION IS CRITICAL
TO THE ABILITY OF MLBFS TO PRUDENTLY OFFER THE WCMA LINE OF CREDIT, AND THAT THE FAILURE TO PROVIDE ANY SUCH INFORMATION WITHIN THE TIME REQUIRED WILL CONSTITUTE A MATERIAL BREACH BY CUSTOMER OF THIS LOAN AGREEMENT.

6. OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Customer will: (i) maintain complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and
(ii) permit MLBFS, upon reasonable notice and at reasonable times, to inspect its properties (both real or personal), operations, books and records.

(b) TAXES. Customer will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, the financial condition of Customer or the continued operations of Customer.

(c) COMPLIANCE WITH LAWS. Customer will not violate any law, regulation or other governmental requirement, or any judgment or order of any court or governmental agency or authority if any such violation will materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, the financial condition or the continued operations of Customer.

(d) CONTINUITY. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Customer will not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets or stock of, or any material partnership or joint venture interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action causes a material change in its control or principal business, or a material adverse change in its financial condition or operations; (ii) Customer will preserve its existence and good standing in the jurisdictions of establishment and operation, and will not operate in any material business other than a business substantially the same as its business as of the date of application by Customer for credit from MLBFS; and (iii) Customer will not cause or permit any material change in its controlling ownership, controlling senior management or, except upon not less than 30 days prior written notice to MLBFS, its name or principal place of business.

7. EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement: (a) Customer shall fail to pay when due any amount owing by Customer to MLBFS under this Loan Agreement, and such failure shall continue for more than 5 Business Days after written notice thereof shall have been given by MLBFS to Customer, or (b) Customer shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Paragraph), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Customer, or (c) any representation or warranty made by Customer contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made; or (d) a default or Event of Default by Customer shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed; or (e) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed by Customer, or any such proceeding shall be flied against Customer and shall not be dismissed or withdrawn within 60 days after filing, or Customer shall make an assignment for the benefit of creditors, or Customer shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due; or (f) any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer has been materially impaired; or (g) any event shall occur which






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results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer to another creditor under any indenture, agreement, undertaking, or otherwise.

8. REMEDIES

(a) REMEDIES UPON DEFAULT. Upon the occurrence and continuance of any Event of
Default: (i) MLBFS may terminate the WCMA Line of Credit without notice, and upon any such termination MLBFS shall be relieved of any further obligation to make the WCMA Line of Credit available to Customer or otherwise extend any credit to or for the benefit of Customer; and (ii) MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

(b) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

9. MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any amendment, modification, supplement, termination or waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) SET-OFF; DISCLOSURE. MLBFS shall have the right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, the WCMA Account and any Money Accounts, and all cash and securities therein or controlled thereby, and all proceeds thereof. Customer hereby grants to MLBFS a security interest in all such property as collateral for the Obligations. Customer hereby irrevocably authorize MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have Occurred) obtain from and disclose to each other any and all financial and other information about Customer.

(c) COMMUNICATIONS. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) COSTS, EXPENSES AND TAXES. Customer shall upon demand pay or reimburse MLBFS for: (i) all reasonable fees and out-of-pocket expenses of MLBFS (including, but not limited to, reasonable fees and expenses of outside counsel and Uniform Commercial Code filing and search fees and expenses) in connection with the verification, protection, perfection or preservation of MLBFS' rights hereunder or in any collateral for the Obligations, or the enforcement of this Loan Agreement or any of the Additional






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
Agreements, excluding, however, salaries and expenses of MLBFS' employees; and
(ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements. If any suit or proceeding arising from any of the foregoing is brought against MLBFS, Customer, to the extent and in the manner directed by MLBFS, shall resist and defend such suit or proceeding with counsel approved by MLBFS (such approval not to be unreasonably withheld). The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) RIGHT TO PREFORM OBLIGATIONS. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 days written notice is sent to Customer, do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations.

(f) LATE CHARGES. Any payment required to be made by Customer pursuant to this Loan Agreement not paid within 5 Business Days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charges shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest.

(g) FURTHER ASSURANCES. Customer shall do such further acts and things and execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to carry into effect the purposes of this Loan Agreement, or to confirm unto MLBFS its rights, powers and remedies under this Loan Agreement and the Additional Agreements.

(h) BINDING EFFECT; ASSIGNMENT. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS, and no such consent by MLBFS shall, in any event, relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(i) HEADINGS. Captions and section and paragraph headings in this Loan Agreement and the Additional Agreements are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) GOVERNING LAW. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) TERM. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(m) INTEGRATION. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT: (i) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO EXTEND THE AVAILABILITY OF THE WCMA LINE OF CREDIT OR THE DUE DATE OF THE WCMA LOAN BALANCE BEYOND THE CURRENT MATURITY DATE, OR TO INCREASE THE MAXIMUM WCMA LINE OF CREDIT, OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; (ii) NO PURPORTED EXTENSION OF THE MATURITY DATE, INCREASE IN THE MAXIMUM WCMA LINE OF CREDIT OR OTHER EXTENSION OR AGREEMENT TO EXTEND CREDIT SHALL BE VALID OR BINDING UNLESS EXPRESSLY SET FORTH IN A WRITTEN INSTRUMENT SIGNED BY MLBFS; AND (iii) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT.

(n) JURISDICTION; WAIVER. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. IF SO ELECTED BY MLBFS, CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.


THE HALLWOOD GROUP INCORPORATED

By: /s/ MELVIN J. MELLE                        /s/ JOSEPH T. KOENIG
         Signature(1)                                Signature(2)

        Melvin J. Melle                            Joseph T. Koenig
         Printed Name                                Printed Name

        Vice President                                Treasurer
            Title                                       Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.

By: /s/ JOHN A. ZWALD   EVP

(MERRILL LYNCH LOGO)                                         REF. NO. 207-07U28
================================================================================

                        PLEDGE AND COLLATERAL ASSIGNMENT
                      OF SECURITIES ACCOUNT AND SECURITIES
                         RESTATED FROM APRIL 19, 1994

PLEDGE AND COLLATERAL ASSIGNMENT OF SECURITIES ACCOUNT AND SECURITIES ("Assignment") dated as of September 8, 1994, given by THE HALLWOOD GROUP INCORPORATED ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS").

1. DEFINITIONS. In addition to terms defined elsewhere in this Assignment, when used herein the following terms shall have the following meanings:

(a) "Account" shall mean that certain MLPF&S securities account number 207-07U29 in the name of Customer.

(b) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(c) "Loan Agreement" shall mean that certain WCMA NOTE AND LOAN AGREEMENT No. 207-07U28 between MLBFS and Customer, together with all exhibits, riders and supplements thereto, and all present and future amendments thereto and renewals and extensions thereof.

(d) "MLPF&S" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated.

(e) "Obligations" shall mean all obligations, liabilities and indebtedness of every kind and nature now or hereafter owing, arising, due or payable from Customer to MLBFS, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or due or to become due, including, without limitation, all present and future obligations, liabilities and indebtedness of Customer to MLBFS under the Loan Agreement.

(f) "Securities" shall mean all stocks, bonds, mutual funds, certificates of deposit, cash, credit balances, instruments, other securities and other property of whatever kind or description now and hereafter in or controlled by the Account or listed on any confirmation or periodic report from MLPF&S as being in the Account, whether now owned or hereafter acquired.

2. COLLATERAL. As an additional inducement to MLBFS to enter into or modify the Loan Agreement and/or advance moneys or extend or continue to extend credit to Customer thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure payment and performance of the Obligations, Customer hereby pledges, grants and conveys and collaterally assigns to MLBFS continuing first liens and security interests upon the Account, the Securities, all interest, dividends and other earnings thereon, and all proceeds thereof (the "Collateral"). In furtherance thereof, Customer hereby: (i) irrevocably authorizes and directs MLPF&S to rename the Account on its books and records as the "The Hallwood Group Incorporated Pledged Collateral Account for MLBFS", and (ii) irrevocably authorizes and directs MLPF&S and every other person, firm, corporation or other entity now or hereafter holding or otherwise having possession or control of any Securities to hold, possess or control such Securities as agent for MLBFS and subject to the rights and security interests of MLBFS.

3. PROHIBITION ON PURCHASES, MARGIN BORROWING AND WITHDRAWALS. Except upon the prior written consent of MLBFS, Customer shall not: (a) purchase any Securities with funds in the Account other than publicly held domestic money market funds or obligations of or guaranteed or insured by the U.S. Government (including insured certificates of deposit) maturing in one year or less; (b) borrow any funds on margin using the Account or any Securities as collateral; or (c) directly or indirectly withdraw any Securities from the Account except in connection with a sale permitted hereby. Customer may without the consent of MLBFS: (i) sell any Securities at any time so long as the proceeds are either held in the Account or used to purchase other Securities permitted hereby which are held in or controlled by the Account, and (ii) may retain any Securities which are in or controlled by the Account on the date hereof.

4. WARRANTIES. Customer warrants to MLBFS on a continuing basis that: (a) the Account is genuine and in all respects what it purports to be; (b) except for the rights of MLBFS hereunder, Customer is the owner of the Account free and clear of any interest or lien of any third party; (c) the liens and security interests of MLBFS hereunder are and shall at all times be perfected and valid first liens and security interests upon the Collateral; and (d) Customer has the full right, power and authority to make, execute and deliver this Assignment.

5. COVENANTS.

(a) MAINTENANCE OF PERFECTION. Customer will execute and deliver to MLBFS such Uniform Commercial Code financing statements, continuation statements and other agreements, instruments and documents as MLBFS may from time reasonably require in order to establish, perfect and maintain perfected the rights and security interests of MLBFS hereunder.

(b) CHANGE IN PRINCIPAL PLACE OF BUSINESS. Customer will provide not less than 30 days prior written notice of any change in Customer's principal place of business.

6. EVENT OF DEFAULT. The occurrence of any of the following will constitute an "Event of Default" hereunder: (a) the occurrence of an Event of Default under the terms of the Loan Agreement; or (b) if Customer shall breach or violate any of its covenants or warranties herein contained, and does not cure such breach or violation within 10 Business Days after notice from MLBFS; or (c) a default or event of default by Customer shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates; or (d) if Customers subscription to the Account shall be terminated for any reason; or (e) any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer has been materially impaired.

7. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter during the continuance thereof, MLBFS may, at its option, and in addition to all other rights and remedies available to MLBFS: (a) cancel any open orders and close any and all outstanding contracts, liquidate all or any part of the Collateral, withdraw and/or sell any such Collateral, and apply any such Collateral, as well as the proceeds of such Collateral on account of the Obligations; and (b) exercise any one or more of the rights and remedies of a secured party under the Uniform Commercial Code of Illinois. Any sale of Collateral pursuant to this Paragraph may be made at MLBFS' discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and MLBFS or MLBFS' agent may at any such sale be the purchaser for the account of MLBFS or such agent. To the fullest extent permitted by law, Customer waives notice of any sale, advertisement and all other notices and formalities whatsoever. All rights and remedies available to MLBFS hereunder shall be cumulative and in addition to all other rights and remedies otherwise available to it at law, in equity or otherwise, and any one or more of such rights and remedies may be exercised simultaneously or successively. No waiver by MLBFS of any Event of Default shall waive any other or subsequent Event of Default. None of the provisions hereof shall be held to have been waived by any act or knowledge of MLBFS, but only by a written instrument executed by an officer of MLBFS and delivered to Customer.

8. POWER OF ATTORNEY. Customer further agrees that MLBFS shall have and hereby irrevocably grants to MLBFS, effective upon the occurrence and during the continuance of any Event of Default, the full and irrevocable right, power and authority in the name of Customer or in MLBFS' own name, to demand, collect, withdraw, receipt for and sue for the Account and any or all of the Securities and other Collateral, and all amounts due or to become due and payable upon or with respect to the Collateral; to execute any withdrawal receipts respecting any or all of the Collateral; to endorse the name of Customer on any and all commercial paper and other instruments given in payment therefor; and, in its discretion, to take any and all further action (including, without limitation, the transfer of the Account or any other Collateral to the name of MLBFS or its nominee) which MLBFS shall deem necessary or appropriate to preserve or protect its interests hereunder. Customer hereby irrevocably authorizes and directs MLPF&S to rely upon any order or direction of MLBFS with respect to the Account, the Securities and the other Collateral, notwithstanding any claims or disputes by Customer or any other party, and without making any inquiry whatsoever as to MLBFS' right or authority to give such order or direction or as to the application of any payment pursuant thereto.

9. RIGHTS ABSOLUTE. The rights of MLBFS hereunder and with respect to the Collateral are absolute and unconditional, and nothing that MLBFS does or leaves undone shall affect such rights of MLBFS. Without limiting the foregoing, MLBFS shall not as a condition of such rights be required to resort to any other collateral or security, pursue or exhaust any remedy against Customer or any other party or observe any formality of notice or otherwise.

10. LIMITATION OF MLBFS' OBLIGATIONS. MLBFS shall not as a result of this Assignment be subjected to any obligation or liability of Customer of any manner or type with respect to the Collateral, including, but not limited to, the duty to perform any covenants and agreements made by Customer; all of which obligations and liabilities shall continue to rest upon Customer as though this Assignment had not been made.

11. MLPF&S NOT AUTHORIZED. CUSTOMER ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING THE AFFILIATION BETWEEN MLBFS AND MLPF&S, AND THE AGENCY RELATIONSHIP ACKNOWLEDGED BY MLPF&S IN THE CONSENT HERETO, NEITHER MLPF&S, NOR ANY OF ITS EMPLOYEES ARE AUTHORIZED TO WAIVE ON BEHALF OF MLBFS ANY PROVISION HEREOF, OR CONSENT ON BEHALF OF MLBFS TO ANY ACTION OR INACTION BY CUSTOMER, OR OTHERWISE BIND MLBFS.

12. TERM. This Assignment shall become effective when signed by Customer, and shall continue in effect so long thereafter as the Loan Agreement shall be in effect or there shall be any Obligations outstanding.

13. MISCELLANEOUS.

(a) Customer waives notice of the acceptance hereof by MLBFS.

(b) Titles to Paragraphs are for convenience only and shall not be considered in the interpretation hereof.

(c) This Assignment shall be binding upon Customer and Customer's heirs, personal representatives, successors and assigns, as applicable, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one "Customer", their obligations hereunder are joint and several.

(d) THIS WRITTEN ASSIGNMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, MAY BE MODIFIED ONLY BY A WRITTEN INSTRUMENT EXECUTED BY BOTH MLBFS AND CUSTOMER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF ILLINOIS, AND MAY BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH THE LOAN AGREEMENT MAY BE ENFORCED. ASSIGNOR AGREES THAT ANY CLAIM BY ASSIGNOR AGAINST MLBFS HEREUNDER OR WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT AGAINST MLBFS ONLY IN AN ACTION OR PROCEEDING IN A FEDERAL OR STATE COURT IN THE COUNTY OF COOK AND STATE OF ILLINOIS, AND ASSIGNOR WAIVES THE RIGHT TO BRING ANY SUCH ACTION OR PROCEEDING OR ASSERT ANY COUNTERCLAIM AGAINST MLBFS IN ANY OTHER JURISDICTION OR BEFORE ANY OTHER FORUM.

(f) CUSTOMER AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY

WAY RELATED TO OR ARISING OUT OF THIS ASSIGNMENT, THE LOAN AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Dated as of the day and year first above written.



THE HALLWOOD GROUP INCORPORATED

By: /s/ MELVIN J. MELLE            /s/ JOSEPH T. KOENIG
         Signature (1)                   Signature (2)


        Melvin J. Melle                Joseph T. Koenig
         Printed Name                   Printed Name


        Vice President                    Treasurer
           Title                            Title


ACCEPTED AT CHICAGO, ILLINOIS:

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.

BY: /s/ BETH A. JENSEN, AVP

                                                        Private Client Group

                                                        MERRILL LYNCH BUSINESS
                                                        FINANCIAL SERVICES INC.
                                                        33 West Monroe Street
                                                        22nd Floor
(MERRILL LYNCH LOGO)                                    Chicago, Illinois 60603
                                                        312/845-1020
                                                        FAX 312/201-0210

                                                        September 8, 1994

The Hallwood Group Incorporated
3710 Rawlins, Ste. 1500
Dallas, TX 75219-4236

           RE: AMENDMENT TO LOAN DOCUMENTS

Ladies And Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business. Financial Services Inc. ("MLBFS") and The Hallwood Group Incorporated ("Customer")) with respect to: (i) that certain WCMA Note and Loan Agreement No. 207-07U28 between MLBFS and Customer (including any previous amendments and extensions thereof), (ii) that certain Pledge and Collateral Assignment of Securities Account and Securities made by Customer, and (iii) all other agreements between MLBFS and Customer or any Guarantor of Customer's obligations to MLBFS in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, the Loan Documents are hereby amended as follows:

The term "Maximum WCMA Line of Credit" shall mean an amount equal to the lesser of: (A) 50% of the immediate liquidation value of all cash, instruments, securities and other property of whatever kind or description now and hereafter in or controlled by that certain Merrill Lynch, Pierce, Fenner & Smith, Incorporated Securities Account No. 207-07U29 in the name of Customer, or (B) $6,000,000.00. Increases and Decreases in the available Maximum WCMA Line of Credit may be made by MLBFS pursuant to said formula at any time or times without notice. However, MLBFS will not in any event be obligated to make any increase in the available Maximum WCMA Line of Credit pursuant to said formula more than once in any calendar month.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

Customer acknowledges, warrants and agrees, as a primary inducement to MLBFS to enter into this Agreement, that: (i) no default or Event of Default has occurred and is continuing under the Loan Documents; (ii) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (iii) Customer does not have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and
(iv) Customer does not have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

The amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (i) Customer shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith;
(ii) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof; and (iii) to the extent applicable, MLBFS shall have entered such amendments and agreements in its computer system (which MLBFS agrees to do promptly after the receipt of such executed duplicate copy). Notwithstanding the foregoing, if for any reason other than the sole fault of MLBFS the Effective Date shall not occur within 14

September 8, 1994
Page 2

days from the date of this Letter Agreement, then all of said amendments and agreements herein will, at the sole option of MLBFS, be void.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By: /s/ MARREY C. PICCIOTTI
    Marrey C. Picciotti
    Division Administrator


Accepted:

THE HALLWOOD GROUP INCORPORATED

By: /s/ MELVIN T. MELLE
Printed Name: Melvin T. Melle
Title: Vice President